UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 13, 2018
Date of Report (date of earliest event reported)
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WORKIVA INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36773 (Commission File Number)	47-2509828 (I.R.S. Employer Identification Number)
2900 University Blvd Ames, IA 50010 (888) 275-3125
(Address of principal executive offices and zip code)
(888) 275-3125
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Executive Officer
On June 11, 2018, Martin J. Vanderploeg, 61, was appointed Chief Executive Officer of Workiva Inc. (the “Company”), effective immediately. Mr. Vanderploeg will continue to serve as President of the Company and as a member of the Board of Directors. Mr. Vanderploeg’s compensation arrangements with the Company remain unchanged.
Prior to his appointment as Chief Executive Officer, Mr. Vanderploeg served as the Company’s President and Chief Operating Officer since December 2014. Prior to December 2014, Mr. Vanderploeg served as the Chief Operating Officer and a Managing Director of Workiva LLC from 2008 through December 2014. He has over 30 years of experience in mechanical engineering and building and scaling technology companies. Mr. Vanderploeg earned B.S., M.S. and Ph.D. degrees in mechanical engineering from Michigan State University.
Appointment of Independent Chairman of the Board of Directors
On June 11, 2018, the Board appointed independent director David S. Mulcahy to serve as Chairman of the Board of Directors of the Company.
Departure of Director and Officer
On June 11, 2018, following a mutual decision with the Board of Directors of the Company, Matthew M. Rizai resigned as Chairman of the Board, Director and Chief Executive Officer of the Company, effective immediately.
In connection with his departure, the Company and Mr. Rizai entered into a Separation Agreement and Release (the “Agreement”), which was approved by the Board on June 11, 2018 and executed on June 12, 2018. The Agreement will not be effective until June 20, 2018, following the end of the applicable revocation period. Pursuant to the terms set forth in Mr. Rizai’s employment agreement, the Agreement provides that the Company will pay Mr. Rizai a lump-sum cash payment of $6,620,548, which equals (i) three times the sum of Mr. Rizai’s base salary and target bonus for 2018 plus (ii) an amount equal to the annual bonus that he received in fiscal 2017 prorated for 2018 through the separation date. Additionally, any of Mr. Rizai’s outstanding stock, options or equity-based compensation awards that have not yet vested will vest immediately, other than performance-based awards, which will vest or be forfeited in accordance with the applicable award agreements. Mr. Rizai will also receive any earned but unpaid salary, bonus, vacation time, expense reimbursements or benefits that he is entitled to as of the separation date. If Mr. Rizai elects continuation coverage under COBRA, the Company will make continued payment for his health insurance coverage until the earliest of (i) the 18-month anniversary of the termination date, (ii) the date Mr. Rizai is no longer eligible to receive COBRA continuation coverage and (iii) the date on which Mr. Rizai becomes eligible to receive substantially similar coverage from another employer. Under the Agreement, Mr. Rizai has been released from his non-competition and non-solicitation restrictions. Finally, the Agreement includes other standard provisions contained in agreements of this nature, including non-disparagement, confidentiality, invention assignment, and a general release of any and all claims against the Company.
A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
Amendment and Restatement of Workiva Inc. 2014 Equity Incentive Plan
At the Annual Meeting of Shareholders on June 11, 2018 (the “Annual Meeting”), the shareholders of Workiva Inc. (the “Company”) approved the amendment and restatement of the Workiva Inc. 2014 Equity Incentive Plan (the “Amended and Restated Plan”) to increase the number of shares that may be issued under the Plan from 7,860,000 to 10,860,000. As a result, an additional 3,000,000 shares of Class A common stock are now available for issuance under the Amended and Restated Plan. The Amended and Restated Plan amends and restates the 2014 Equity Incentive Plan and all future awards granted thereunder will be subject to the terms of the 2014 Equity Incentive Plan as amended and restated. This summary is not a complete description of all the Amended and Restated Plan's provisions, and is qualified in its entirety by reference to the Amended and Restated Plan, which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.
Item 5.07 - Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting of Stockholders on June 11, 2018. The results for each matter voted on by the stockholders at that meeting were as follows:

Proposal 1: Election of two Class I directors

Director	Term Expiring	For	Withhold	Broker Non-Votes
Robert H. Herz	2021	118,492,280	4,457,436	7,633,070
David S. Mulcahy	2021	118,406,140	4,543,576	7,633,070
As a result, each of Mr. Herz and Mr. Mulcahy was elected for a term expiring at the 2021 annual meeting of stockholders.

Proposal 2: Approve the Amendment and Restatement of the Workiva Inc. 2014 Equity Incentive Plan to increase the number of shares that may be issued under the Plan

For	Against	Abstain	Broker Non-Votes
117,585,953	5,358,536	5,227	7,633,070
As a result, the Amendment and Restatement of the Workiva Inc. 2014 Equity Incentive Plan to increase the number of shares that may be issued under the Plan was approved.

Proposal 3: Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018

For	Against	Abstain
130,528,386	52,215	2,185
As a result, the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Separation Agreement and Release, dated June 12, 2018, between the Company and Matthew M. Rizai

10.2	Workiva Inc. Amended and Restated 2014 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2018

WORKIVA INC.

By:	/s/ Troy M. Calkins
Name:	Troy M. Calkins
Title:	Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary